Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
November, 1997



Scheduled Maturity                                                 6/15/98


Coupon                                                  6.1000%



Excess Protection Level
   3 Month Average  7.36%
      November, 1997  7.33%
      October, 1997  7.86%
      September, 1997  6.89%


Cash Yield                                              20.93%


Investor Charge Offs                                    5.91%


Base Rate                                               7.69%


Over 35 Day Delinquency                                 5.38%


Seller's Interest                                       23.84%


Total Payment Rate                                      10.25%


Total Principal Balance                                $5,886,371,554.47


Investor Participation Amount                          $291,666,666.65


Seller Participation Amount                            $1,403,038,221.22